UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2016

WESTELL TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 North Commons Drive, Aurora, Illinois		60504
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (630) 898-2500
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On July 27, 2016, Westell Technologies, Inc. (the “Company”) issued a press release announcing the preliminary revenue estimate for its fiscal year 2017 first quarter ended June 30, 2016. A copy of the press release is attached hereto as Exhibit 99.1.

Item 2.05	COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES
On July 26, 2016, the Company approved a plan to restructure its business, including discontinuing development of the ClearLink Distributed Antenna System (DAS), a reduction of headcount, and consolidation of facilities in Manchester, NH and Aurora, IL. The planned restructuring is scheduled to be substantially completed by March 31, 2017. The Company expects to incur charges totaling approximately $4.4 million, including estimated cash payments of $0.6 million related to employee separation benefits and $0.6 million related to purchase commitments, and non-cash charges of approximately $1.2 million for facility-related costs and approximately $2.0 million for inventory and fixed asset write-offs. Substantially all of the $1.2 million of estimated cash payments related to this matter are expected to occur during fiscal year 2017.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995
This report on Form 8-K includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Certain statements contained herein that are not historical facts or that contain the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “may,” “will,” “plan,” “should,” or derivatives thereof and other words of similar meaning are forward-looking statements that involve risks and uncertainties. Actual results may differ materially from those expressed in or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, product demand and market acceptance risks, customer spending patterns, need for financing and capital, economic weakness in the United States (“U.S.”) economy and telecommunications market, the effect of international economic conditions and trade, legal, social and economic risks (such as import, licensing and trade restrictions), the impact of competitive products or technologies, competitive pricing pressures, customer product selection decisions, product cost increases, component supply shortages, new product development, excess and obsolete inventory, commercialization and technological delays or difficulties (including delays or difficulties in developing, producing, testing and selling new products and technologies), the ability to successfully consolidate and rationalize operations, the ability to successfully identify, acquire and integrate acquisitions, the effect of the Company's accounting policies, retention of key personnel and other risks more fully described in the Company's SEC filings, including the Form 10-K for the fiscal year ended March 31, 2016, under Item 1A - Risk Factors. The Company undertakes no obligation to publicly update these forward-looking statements to reflect current events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, or otherwise.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

99.1	Press release announcing plans to reduce annual expenses and preliminary revenue estimate for the fiscal year 2017 first quarter ended June 30, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date:	July 27, 2016	By:	/s/ Thomas P. Minichiello
Thomas P. Minichiello
Senior Vice President, Chief Financial Officer, Treasurer and Secretary